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                                                             Exhibit 10.8


                                          October 11, 1996

The Ground Round, Inc.
GR of Minn., Inc.
35 Braintree Hill Office Park
Braintree, MA  02184-9078

Gentlemen:

         Reference is made to that certain Amended and Restated Credit Agreement, dated as of September 12, 1996 (the "CREDIT AGREEMENT") among the parties hereto. Unless otherwise defined herein, all terms defined in the Credit Agreement be used herein as therein defined.

         By their execution hereof, each of the Borrowers, the Lenders, the Agent and the Co-Agent agree that, notwithstanding the provisions of Section 2.05(b)(ii) of the Credit Agreement, upon the receipt by the Borrowers of the Net Cash Proceeds from the sale of the nine (9) properties set forth on Annex A hereto to Lonestar Steakhouse & Saloon, Inc. pursuant to the terms of that certain Contract of Sale dated June 28, 1996 (the "LONESTAR CONTRACT"), $8,121,416 of such Net Cash Proceeds shall be applied to the prepayment of the Term Loans comprising part of the same Borrowings, PROVIDED, that upon the sale of any of the properties set forth on Annex B hereto pursuant to the terms of the Lonestar Contract, the Borrower shall be permitted to retain up to $1,798,000 of such Net Cash Proceeds for working capital purposes and, PROVIDED, FURTHER, that if the Net Cash Proceeds from such sales of any of the properties set forth on Annex B exceed $1,798,000, such excess Net Cash Proceeds shall be allocated in accordance with Section 2.05(b)(ii) after giving effect to all such sales. It is understood and agreed that the right of the Borrowers to retain such $1,798,000 of Net Cash Proceeds is conditioned upon (i) the prior receipt by the Lenders of $8,121,416 provided for herein, (ii) the closing of the sale of the properties listed on Annex B hereto prior to the expiry of the Lonestar Contract and (iii) such Net Cash Proceeds having arisen from the sale of the properties listed on Annex B.

         The Letter Agreement shall not become effective until the date on which it shall have been executed by the Borrowers and


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the Lenders, and the Agent shall have received evidence satisfactory to it of such execution.

         This Letter Agreement shall be limited precisely as written and shall not be deemed to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or to prejudice any right or rights which the Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein.

         This Letter Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same letter.

         If you are in agreement with the foregoing, kindly sign the enclosed counterpart of this Letter Agreement and deliver such signed counterpart (by telecopy and by overnight delivery) to the Agent.

         This Letter Agreement is intended to be performed in the State of New York and shall be construed and is enforceable in accordance with, and shall be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.


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     IN WITNESS WHEREOF, the parties hereto have caused this Letter Agreement to be executed by their respective officers duly authorized as the date first above written.

                                   THE GROUND ROUND, INC.

                                   By: /s/ Stephen Kiel
                                       -----------------------------------------
                                       Name:  Stephen Kiel
                                       Title: Director, Chief Financial
                                              Officer, Senior Vice President
                                              and Treasurer

                                   GR OF MINN., INC.

                                   By: /s/ Stephen Kiel
                                       -----------------------------------------
                                       Name:  Stephen J. Kiel
                                       Title: Director, Vice President
                                              and Treasurer

                                   THE BANK OF NEW YORK,
                                     Individually and as Agent

                                   By: /s/ J.B. Lifton
                                       -----------------------------------------
                                       Name:  J.B. Lifton
                                       Title: V.P.

                                   THE CHASE MANHATTAN BANK,
                                     Individually and as Co-Agent

                                   By: /s/ William J. Caggiano
                                       -----------------------------------------
                                       Name:  William J. Caggiano
                                       Title: Managing Director

                                   BANK OF AMERICA ILLINOIS

                                   By: /s/ Steve Aronowitz
                                       -----------------------------------------
                                       Name:  Steve Aronowitz
                                       Title: Managing Director

                                   NBD BANK

                                   By: /s/ Dennis Saletta
                                       -----------------------------------------
                                       Name:  Dennis Saletta
                                       Title: Vice President

                                   CREDIT LYONNAIS NEW YORK BRANCH

                                   By: /s/ Alan Sidrane
                                       -----------------------------------------
                                       Name:  Alan Sidrane
                                       Title: First Vice President


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                              Consent of Guarantors
                          dated as of October 11, 1996

         The undersigned, as the Guarantors referred to in the Credit Agreement, each hereby consents to the execution and performance of the Letter Agreement to which this consent is attached.

                                   GRH OF NJ, INC.

                                   By: /s/ Stephen Kiel
                                       -----------------------------------------
                                       Name:  Stephen Kiel
                                       Title: Director, Vice President
                                              and Treasurer

                                   GROUND ROUND HOLDINGS, INC.

                                   By: /s/ Stephen Kiel
                                       -----------------------------------------
                                       Name:  Stephen Kiel
                                       Title: Director, Vice President
                                              and Treasurer

                                   GROUND ROUND HOLDINGS, INC.

                                   By: /s/ Stephen Kiel
                                       -----------------------------------------
                                       Name:  Stephen Kiel
                                       Title: Director, Vice President
                                              and Treasurer

                                   GROUND ROUND RESTAURANTS, INC.

                                   By: /s/ Stephen Kiel
                                       -----------------------------------------
                                       Name:  Stephen Kiel
                                       Title: Senior Vice President, Chief
                                              Financial Officer & Treasurer

                                   G.R. GLENDLOC, INCORPORATED

                                   By: /s/ Robin L. Moroz
                                       -----------------------------------------
                                       Name:  Robin L. Moroz
                                       Title: Vice President and Secretary

                                   GROUND ROUND OF BALTIMORE, INC.

                                   By: /s/ Robin L. Moroz
                                       -----------------------------------------
                                       Name:  Director, Vice President,
                                              Assistant Secretary & Treasurer

                                   GRXR OF BEL AIR, INC.

                                   By: /s/ Robin L. Moroz
                                       -----------------------------------------
                                       Name:  Robin L. Moroz
                                       Title: Director, President and Treasurer

                                   GRXR OF FREDERICK, INC.

                                   By: /s/ Robin L. Moroz
                                       -----------------------------------------
                                       Name:  Robin L. Moroz
                                       Title: Director, President and Treasurer


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                                   GRXR OF HAGERSTOWN, INC.

                                   By: /s/ Robin L. Moroz
                                       -----------------------------------------
                                       Name:  Robin L. Moroz
                                       Title: Director, President and Treasurer

                                   GRXR OF CHARLES COUNTY, INC.

                                   By: /s/ Robin L. Moroz
                                       -----------------------------------------
                                       Name:  Robin L. Moroz
                                       Title: Director, President and Treasurer


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